Vanguard(R) Wellesley(R) Income Fund
[Cover Art]
Annual Report
September 30, 2002
The Vanguard Group(R)

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
Chairman and Chief Executive Officer
[PHOTO--JOHN J. BRENNAN]

Summary
* Vanguard Wellesley Income Fund returned 0.3% during its 2002 fiscal year, as the strong return from its bond investments offset a sharp decline in its stock holdings.
* Your fund's bond and stock holdings both provided returns that were better than those of their comparative measures.
* The weakness in stocks persisted during the 12 months amid continuing questions about corporate misdeeds, a drop in profitability at many companies, and concern about tension in the Middle East and the possibility of a war with Iraq.

Contents
 1 Letter from the Chairman
 6 Notice to Shareholders
 7 Report from the Adviser
10 Fund Profile
12 Glossary of Investment Terms
14 Performance Summary
15 Your Fund's After-Tax Returns
16 Financial Statements
31 Advantages of Vanguard.com

Letter from the Chairman

Fellow Shareholder,

Vanguard(R) Wellesley(R) Income Fund returned just 0.3% during its 2002 fiscal year, but in doing so outperformed its competitive benchmarks.
     As you can see in the table below, Wellesley's return was well ahead of the results of both the average income fund and the benchmark composite index, which is weighted in accordance with your fund's typical asset allocation: 65% in high-quality corporate bonds and 35% in value- oriented stocks.

---------------------------------------------
2002 Total Returns        Fiscal Year Ended
                               September 30
---------------------------------------------
Vanguard Wellesley Income Fund
 Investor Shares                       0.3%
 Admiral Shares                        0.3
Average Income Fund*                  -3.8
Wellesley Composite Index**           -4.8
--------------------------------------------
*Derived from data provided by Lipper Inc.
**Made up of unmanaged benchmarks weighted
65% in bonds and 35% in stocks. For bonds:
the Lehman Credit A or Better Index. For stocks: the S&P 500/Barra Value Index
(26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) through
December 31, 2001; as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.

     Your fund's performance exceeded that of the composite index because the gain in its bond holdings was higher than that of the index's bond component and the decline in Wellesley's stock investments was less severe than that of the index's stocks. Wellesley Income Fund's yield as of September 30, 2002, was 4.1% for Investor Shares and 4.2% for Admiral Shares.
     Information on the fund's distributions during the period and its starting and ending net asset values is presented in the table on page 5. If you own Vanguard Wellesley Income Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 15.

High-Quality Bonds Delivered Terrific Results
The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the fiscal year. Demand for bonds surged in response to troubles in the equity market, pushing prices for fixed income securities higher.
     U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of increasing uncertainty about the strength of the U.S. economy. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a

--------------------------------------------------------------------------------
Admiral(TM) Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------
year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

--------------------------------------------------------------------------------
Market Barometer                            Average Annual Total Returns
                                         Periods Ended September 30, 2002
                                      ---------------------------------------
                                          One         Three          Five
                                         Year         Years         Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)         -19.5%        -12.1%         -1.5%
Russell 2000 Index (Small-caps)          -9.3          -4.1          -3.2
Wilshire 5000 Index (Entire market)     -17.5         -11.7          -2.0
MSCI All Country World Index Free
 ex USA (International)                 -13.1         -13.6          -5.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index               8.6%          9.5%          7.8%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index       9.5           8.6           6.8
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                 2.0           4.2           4.5
--------------------------------------------------------------------------------
CPI
Consumer Price Index                      1.5%          2.5%          2.3%
--------------------------------------------------------------------------------

* Stock Prices Fell Amid Valuation Worries, Economic Struggles, Talk of War
The 12 months ended September 30 were a bleak period for equity investors. The overall stock market, which was about one-third below its March 2000 peak when the period began, rebounded 12.4% in the fourth calendar quarter of 2001. But investors who hoped that a recovery was at hand were soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters.
     For the full fiscal year, the Wilshire 5000 Total Market Index registered a total return of -17.5%. From the stock market's peak in early 2000 through September 30, the index lost nearly half its value.
     Price declines were not uniform in the 12-month period, but they were widespread. Growth stocks--generally, shares in companies expected to record above-average increases in earnings--led the market lower, as they have done since the beginning of the bear market. The Russell 3000 Growth Index returned -22.2%. Value stocks did not do much better; the Russell 3000 Value Index returned -15.9%.

--------------------------------------------------------------------------------
Growth stocks led the market lower, as they have done since the beginning of the bear market.
--------------------------------------------------------------------------------

     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were 10% lower each quarter than they had been in the same periods a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.

Relatively Speaking, Our Bonds Were Better and Our Stocks Were Not as Bad Vanguard Wellesley Income Fund's fiscal-year return of 0.3% reflects the dismal return of stocks and the terrific return of bonds. In both cases, your fund's holdings performed quite well when compared with unmanaged index measures, though the definition of relative success for the two asset classes could not have been more different. Wellesley's bond holdings, which accounted for 63% of the fund's assets at the end of the period, returned 10.2%, just ahead of the 10.0% return of the fund's bond benchmark, the Lehman Credit A or Better Bond Index. The fund's stock holdings returned -15.4%, a decline that is disappointing by any measure but at least less severe than the -17.5% fall of the broad U.S. stock market or the -22.2% decline of large-capitalization value stocks, as measured by the Standard & Poor's 500/ Barra Value Index.
     Your fund's bonds performed better than those in the Lehman index primarily because their prices were slightly more sensitive to changes in interest rates. When rates fall, as they did during the 12 months, prices of existing bonds rise. And bonds with more price sensitivity see bigger gains. (Price sensitivity works the other way, too; when rates rise, these bonds experience more significant declines in their values.)
     Another important factor: Your fund invests in securities issued by the federal government and its agencies. The Lehman index includes only corporate bonds, which failed to keep pace with government securities during the fiscal year.
     Wellesley's stocks held up better than those in the S&P 500/Barra Value Index (which accounts for the majority of the composite index's stock component) primarily because of the adviser's relatively conservative strategy. The fund owns virtually no tec hnology stocks, and it has about double the index weight in the utilities and materials & processing sectors. (The index's technology stake was about 7% on average during the fiscal year.)

--------------------------------------------------------------------------------
The fund owns virtually no technology stocks, and it has about double the index weight in the utilities and materials & processing sectors.
--------------------------------------------------------------------------------

     At an average of about 29% of the fund's equity assets, utility companies are the fund's largest sector commitment. While the fund owned some of the utilities group's significant losers--SBC Communications and Verizon Communications--it also owned sizable stakes in electric companies and gas distributors that fared far better.
     It should come as no surprise that most technology stocks do not fit the fund's "value" mandate. The absence of these poorly performing companies helped Wellesley's relative performance during the period.

     For further information on the fund's investments during the year, see the Report from the Adviser on page 7.

Over the Past Decade, Balance Proved Prudent
     The past 12 months were a trying time to have any exposure to the stock market, and we thank you for your commitment to the Wellesley Income Fund. A look at the longer term underscores the value of maintaining one's perspective in difficult times. As you can see in the adjacent table, your fund has performed quite well over the past ten years, both on an absolute basis and relative to its comparative measures.

--------------------------------------------------------------------------------
Total Returns                                            Ten Years Ended
                                                        September 30, 2002
                                            ------------------------------------
                                               Average           Final Value of
                                                Annual                a $10,000
                                                Return       Initial Investment
--------------------------------------------------------------------------------
Wellesley Income Fund
 Investor Shares                                  9.6%                  $24,925
Average Income Fund                               6.8                    19,372
Wellesley Composite Index                         8.2                    21,897
--------------------------------------------------------------------------------

     Your fund's long-term superiority reflects not only the skill of its adviser, Wellington Management Company, but also its low investment expenses. In fiscal 2002, the average income fund carried an expense ratio (annual operating costs as a percentage of average net assets) of 1.04%, or $10.40 per $1,000 invested. Your fund's Investor Shares had an expense ratio of just 0.30%, or $3.00 per $1,000 (the figure was 0.23% for Wellesley's Admiral Shares). Over time, such a cost advantage can mean a considerable enhancement to your account balance.
     Just as the results of the 2002 fiscal year illustrate the value of balanced investing, so do the results of the past decade. In fact, your fund's average return over the past ten years is nearly 1 percentage point higher than that of the all-stock Wilshire 5000 Index, which gained an average of 8.7% a year over the same period. Keep in mind that Wellesley investors earned this return while shouldering far less risk than those who held all-stock portfolios.
     Of course, your fund's emphasis on intermediate-term, high-quality bonds and value-oriented stocks does not carry a guarantee of future success. Indeed, given the current low yields on high-quality bonds--your fund's bond holdings currently yield about 4.5%--future returns on bonds are almost sure to be lower than returns over the past decade. However, our balanced investment strategy has worked well in the past, and we believe it will continue to benefit investors who view, and treat, the fund as a long-term investment. But at times, this approach will result in returns that fall below those of the broad stock and bond markets and the fund's comparative measures.
     This month, Earl E. McEvoy celebrated his 20th year as one of the Wellesley Income Fund's portfolio managers. Mr. McEvoy, senior vice president and partner at Wellington Management Company, has directed the fund's fixed income portfolio since 1982. I would like to thank Mr. McEvoy for the dedication to shareholders that he demonstrated over the past two decades.

Building Wealth Involves Taking Risk
These days, most investors probably do not need a reminder that investing involves considerable risk. But we think it's important for investors to remember that assuming a degree of risk is necessary to build wealth. In fact, taking no investment risk--eschewing asset classes or funds that will fluctuate in value--means opening yourself up to the very real risk that you will fail to meet your long-term investment goals.
     By diversifying your investment program, you can control the amount of risk that you take while making sure that you reap some of the rewards that the financial markets have to offer.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
October 11, 2002

--------------------------------------------------------------------------------
Your Fund's Performance at a Glance       September 30, 2001-September 30, 2002

                                                        Distributions Per Share
                                                      --------------------------
                           Starting          Ending        Income       Capital
                        Share Price     Share Price     Dividends         Gains
--------------------------------------------------------------------------------
Wellesley Income Fund
Investor Shares              $20.69         $19.08         $0.955        $0.712
Admiral Shares                50.14          46.22          2.348         1.726
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice to Shareholders

There will be a special meeting of shareholders on December 3, 2002, in Charlotte, North Carolina, to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.
     The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, Vanguard.com, or by calling Vanguard at 1-800-992-0833.
     Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by a toll-free telephone call, or online--the statement provides details.
--------------------------------------------------------------------------------

Report from the Adviser

Vanguard Wellesley Income Fund outperformed its composite index benchmark by a solid margin during the 2002 fiscal year. For the 12 months ended September 30, 2002, the fund returned 0.3%, versus -4.8% for the unmanaged benchmark. The fund's stock segment returned -15.4%, well ahead of the -28.8% return for the equity portion of our index benchmark.
     The benchmark's stock component is weighted 75% S&P 500/Barra Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Integrated Telecommunication Services Index.
     The bond segment's return of 10.2% outpaced the 10.0% return of its benchmark, the Lehman Credit A or Better Index, a measure of high-quality corporate bonds that has an intermediate average maturity.
     On September 30, 63% of the fund's assets were invested in bonds, 36% in stocks, and 1% in cash.

The  Investment Environment
Although the economy expanded in each of the past four quarters, the stock market posted one of its worst 12-month performances in recent history. There were a number of factors behind this apparent contradiction: reduced expectations for corporate profits, continuing concerns about corporate accounting and corporate governance, fears about terrorism and potential war with Iraq, and lower estimates for economic growth. These negative factors weighed heavily on investor confidence and stock prices.
     A consequence of the stock market's decline is that valuations have improved significantly. We continue to forecast moderate economic growth, and we expect that corporate profits will grow commensurately.

--------------------------------------------------------------------------------
Investment Philosophy

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.
--------------------------------------------------------------------------------

The corporate bond market had a relatively tough 12 months. The economic landscape did not improve sufficiently to prevent a general deterioration in credit quality, and a significant number of issuers fell to below-investment-grade. As a result, investors became less tolerant of risk, and many fled to the relative safety of higher-quality bonds. Corporate bonds with Aaa, Aa, and A ratings returned 9% or more over the second half of the year. Lower-quality (Baa-rated) corporate bonds returned 5%.

The Fund's  Successes
Favorable stock selection was a significant factor in Wellesley's strong relative performance. Among electric utilities, we emphasized transmission and distribution companies and avoided businesses with too much exposure to generation. Good asset allocation also helped results. In particular, the fund's light position in technology and significant underweighting in telecommunications boosted our relative performance. Also, our larger stake in the consumer staples group--mainly food, beverage, and tobacco companies--helped our relative results, as investors sought out the defensive characteristics of this group, due to the economic uncertainty. The materials & processing sector also benefited from its defensive nature.
     On the fixed income side, falling interest rates enhanced our performance because our bond portfolio had a slightly longer duration than that of the bond benchmark. (Duration is a measure of a bond's price sensitivity toward interest rates; the longer the duration, the more a bond's price will rise when interest rates fall and decline when rates rise.)

The Fund's  Shortfalls
Wellesley's underweighting in consumer discretionary stocks hurt performance. This sector, which includes retailers, entertainment, and media companies, held up relatively well, primarily because lower taxes and mortgage refinancings have allowed consumers to continue to spend. Our performance was also hindered by poor stock selection in both this sector and the energy group.
     The bond portion of the fund suffered due to our expectation that the credit cycle would improve, when, in fact, it worsened. On March 31, 2002, roughly 20% of the bond portfolio was invested in Baa-rated corporate bonds. These bonds underperformed in the second half of the year, creating a drag on performance. We have reduced our stake in these bonds to 10%.

The Fund's  Positioning
In the fund's equity portion, we remain underweighted in the technology sector, because, as a group, tech companies pay very low dividends. We are overweighted in the materials group--which in Wellesley is represented by forest-products companies and chemical concerns--due to attractive valuations and to our expectations that fundamentals will improve when the economy strengthens.
     In the near term, we expect the economy to continue to weaken and interest rates to remain low. After the large run-up in bond prices in the past year, our bias is to become more cautious and to reduce the portfolio's duration slightly. We purchase only investment-grade, U.S.-dollar-denominated bonds, and we emphasize issuers with stable-to-improving credit fundamentals.
     The fund's investment strategy will continue to be guided by our ongoing obligation to provide shareholders with an attractive level of income by investing in high-quality securities. In general, Wellesley's performance is quite sensitive to the direction of interest rates because of the fund's sizable weighting in bonds and its meaningful weighting in high-yielding stocks.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington  Management Company,  llp

October 11, 2002

--------------------------------------------------------------------------------
Equity Portfolio Changes                    Fiscal Year Ended September 30, 2002

                         Comments
--------------------------------------------------------------------------------
New Holdings
Schering-Plough          Investors  focused on  Claritin-Clarinex  transition
                         problems, ignoring promising new drug pipeline.
--------------------------------------------------------------------------------
KeyCorp                  Good dividend, new management, and falling credit costs
                         should lead to better earnings-per-share power.
================================================================================
Eliminated
Procter & Gamble         Achieved target price.
--------------------------------------------------------------------------------
FirstEnergy              We had concerns over management's ability to execute.
--------------------------------------------------------------------------------
Sun  Communities         Good relative stock performance, but there are better
                         values elsewhere.
--------------------------------------------------------------------------------
J.P. Morgan Chase        Fundamentals are eroding.
--------------------------------------------------------------------------------

See page 16 for a complete
listing of the fund's holdings.

Fund Profile As of September 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated to both an appropriate market index and a broad market index. Key terms are defined on pages 12-13.


Wellesley Income Fund
--------------------------------
Total Fund Characteristics

Yield Investor Shares      4.1%
Admiral Shares             4.2%
Turnover Rate               43%
Expense Ratio
 Investor Shares          0.30%
 Admiral Shares           0.23%
Cash Investments           1.3%
-------------------------------

----------------------------------------
Ten Largest Stocks (% of equities)

ExxonMobil Corp.                  4.8%
 (oil)
SBC Communications Inc.           4.3
 (telecommunications)
Merck & Co., Inc.                 3.5
 (pharmaceuticals)
Weyerhaeuser Co.                  3.4
 (forest products)
BellSouth Corp.                   3.4
 (telecommunications)
National City Corp.               3.2
 (banking)
Exelon Corp.                      3.2
 (electric utilities)
XL Capital Ltd. Class A           3.0
 (insurance)
Abbott Laboratories               2.9
 (pharmaceuticals)
E.I. du Pont de Nemours & Co.     2.9
 (chemicals)
----------------------------------------
Top Ten                          34.6%
----------------------------------------
Top Ten as % of Total Net Assets 12.4%
----------------------------------------
The "Ten Largest Stocks" excludes any equity index products.


----------------------------------------------------------
Total Fund Volatility Measures

                        Comparative                Broad
               Fund          Index*     Fund     Index**
R-Squared      0.44            1.00     0.05        1.00
Beta           0.21            1.00     0.08        1.00
----------------------------------------------------------

-------------------------------------------------------------------
Sector Diversification (% of common stocks)

                                          Comparative         Broad
                                 Fund          Index*       Index**
-------------------------------------------------------------------
Auto & Transportation            1.8%            3.6%          2.9%
Consumer Discretionary            5.5            11.0          15.5
Consumer Staples                  3.9             1.7           8.0
Financial Services               23.3            36.1          22.8
Health Care                       7.8             2.0          14.5
Integrated Oils                  11.0             9.9           3.8
Other Energy                      0.0             2.9           2.1
Materials & Processing           11.4             5.9           3.8
Producer Durables                 3.5             6.0           3.9
Technology                        0.5             5.1          11.4
Utilities                        28.1            13.7           6.4
Other                             3.2             2.1           4.9
-------------------------------------------------------------------


------------------------
Fund Asset Allocation

Bonds--63%
Stocks--36%
Cash investment--1%
------------------------

*S&P 500/Barra Value Index.
**Wilshire 5000 Index.

-------------------------------------------------------------------
Equity Characteristics
                                         Comparative        Broad
                               Fund           Index*      Index**
-------------------------------------------------------------------
Number of Stocks                 56              336        5,732
Median Market Cap            $18.5B           $21.8B       $24.8B
Price/Earnings Ratio          18.2x            19.6x        22.0x
Price/Book Ratio               2.1x             1.7x         2.4x
Dividend Yield                 4.0%             2.7%         1.8%
Return on Equity              21.4%            16.9%        21.3%
Earnings Growth Rate           5.6%             4.8%         9.3%
Foreign Holdings               5.3%             0.0%         0.3%
-------------------------------------------------------------------

----------------------------------------------
Distribution by Credit Quality (% of bonds)

Treasury/Agencyy          3.6%
Aaa                       6.4
Aa                       30.6
A                        49.6
Baa                       9.8
Ba                        0.0
B                         0.0
Not Rated                 0.0
----------------------------------------------
Total                   100.0%
----------------------------------------------


---------------------------------------------------------------------
Fixed Income Characteristics
                                      Comparative            Broad
                              Fund         IndexY          IndexYY
---------------------------------------------------------------------
Number of Bonds                228          2,297            6,862
Yield to Maturity             4.4%           4.5%             4.4%
Average Coupon                6.3%           6.5%             6.3%
Average Maturity         8.3 years      8.6 years        6.8 years
Average Quality                 A1            Aa3              Aaa
Average Duration         5.5 years      5.3 years        3.8 years
----------------------------------------------------------------------


---------------------------
Equity Investment Focus

Market Cap--Large
Average Maturity--Medium
---------------------------

-----------------------------------
Distribution by Issuer (% of bonds)
-----------------------------------
Asset-Backed                  2.0%
Commercial Mortgage-Backed    0.0
Finance                      31.6
Foreign                       4.1
Government Mortgage-Backed    2.9
Industrial                   47.2
Treasury/Agency               0.7
Utilities                    11.5
-----------------------------------
Total                       100.0%
-----------------------------------

-------------------------------------------
Fixed Income Investment Focus

Average Maturity--Medium
Credit Quality--Investment-grade Corporate
-------------------------------------------

*S&P 500/Barra Value Index.
**Wilshire 5000 Index.
YLehman Credit A or Better Index.
YYLehman Aggregate Bond Index.
yIncludes government mortgage-backed bonds.

Visit our website at
www.vanguard.com
for regularly updated fund information.

Glossary of Investment Terms

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
Average Duration. An estimate of how much of the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
Average Maturity. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's comparative index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------
Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Performance Summary As of September 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


Wellesley Income Fund
--------------------------------------------------------------------------------
Cumulative Performance September 30, 1992-September 30, 2002
[Mountain Chart]
            Wellesley       Average     Wellesley  Lehman Credit A
               Income        Income          Comp  or Better Index
 199209         10000         10000         10000         10000
 199212         10122         10210         10187         10103
 199303         10813         10773         10873         10628
 199306         11143         11016         11227         11004
 199309         11707         11292         11773         11494
 199312         11604         11447         11673         11413
 199403         11086         11138         11141         10889
 199406         11047         11109         10995         10627
 199409         11135         11262         11069         10620
 199412         11090         11113         11140         10756
 199503         11885         11820         11981         11483
 199506         12895         12498         13027         12505
 199509         13439         12995         13643         12827
 199512         14296         13520         14557         13628
 199603         14119         14002         14292         12997
 199606         14263         14268         14456         13030
 199609         14675         14411         14660         13269
 199612         15642         15075         15547         13821
 199703         15547         15221         15384         13509
 199706         16661         16471         16613         14222
 199709         17893         17237         17630         14958
 199712         18800         17544         18566         15690
 199803         19670         18603         19497         15915
 199806         20049         18768         19941         16501
 199809         20379         17740         19891         17153
 199812         21027         18943         21140         17340
 199903         20478         19065         20708         16816
 199906         20978         19812         21162         16299
 199909         20328         19101         20527         16248
 199912         20157         19884         20844         16126
 200003         20440         20333         21221         16402
 200006         20602         20353         21194         16626
 200009         22025         20790         22427         17164
 200012         23417         20876         23142         17821
 200103         23745         20638         23250         18570
 200106         24394         21307         23598         18739
 200109         24860         20126         23012         19541
 200112         25146         20872         23465         19697
 200203         25652         21339         23448         19660
 200206         25932         20822         22918         20382
 200209         24925         19372         21897         21499


                                   Average Annual Total Returns
                                 Periods Ended September 30, 2002
                                ---------------------------------    Final Value
                                   One         Five         Ten     of a $10,000
                                  Year        Years       Years       Investment
--------------------------------------------------------------------------------
Wellesley Income Fund
 Investor Shares                 0.26%        6.85%       9.56%          $24,925
Average Income Fund*             -3.75        2.36        6.84            19,372
Wellesley Composite Index**      -4.84        4.43        8.15            21,897
Lehman Credit A or Better Index  10.02        7.52        7.95            21,499
--------------------------------------------------------------------------------

                                                                     Final Value
                                          One         Since        of a $250,000
                                         Year      InceptionY         Investment
--------------------------------------------------------------------------------
Wellesley Income Fund
 Admiral Shares                         0.29%          2.11%            $257,328
Wellesley Composite Index**            -4.84          -5.45              231,376
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) September 30, 1992-September 30, 2002

                               Wellesley Income Fund             Composite
                                 Investor Shares                   Index**
Fiscal                     Capital         Income      Total         Total
Year                        Return         Return     Return        Return
--------------------------------------------------------------------------------
1993                          9.9%           7.2%      17.1%         17.7%
1994                        -10.6            5.7       -4.9          -6.0
1995                         13.7            7.0       20.7          23.3
1996                          3.2            6.0        9.2           7.5
1997                         15.5            6.4       21.9          20.3

                               Wellesley Income Fund             Composite
                                 Investor Shares                   Index**
Fiscal                     Capital         Income      Total         Total
Year                        Return         Return     Return        Return
1998                          8.1%           5.8%      13.9%         12.8%
1999                         -5.3            5.0       -0.3           3.2
2000                          2.5            5.8        8.3           9.3
2001                          7.6            5.3       12.9           2.6
2002                         -4.4            4.7        0.3          -4.8
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Bond component is 65% Lehman Long Credit AA or Better Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
Y May 14, 2001.

Note: See Financial Highlights tables on pages 25 and 26 for dividend and capital gains information.

Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered.
     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns                    Periods Ended September 30, 2002

                                         One Year      Five Years      Ten Years
                                       -----------------------------------------
Wellesley Income Fund Investor Shares
Returns Before Taxes                        0.26%           6.85%          9.56%
Returns After Taxes on Distributions       -2.24            3.66           6.39
Returns After Taxes on Distributions
 and Sale of Fund Shares                    0.83            4.25           6.40
--------------------------------------------------------------------------------

Financial Statements                                    As of September 30, 2002

Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                         Face            Market
                                                       Amount            Value*
Wellesley Income Fund                                   (000)             (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.3%)
--------------------------------------------------------------------------------
U.S. Government Securities (0.4%)
U.S. Treasury Bill
 1.595%, 1/30/2003                                     35,000            34,820
                                                                     -----------
Mortgage-Backed Securities (1.9%)
Federal National Mortgage Assn.
(1) 5.572%, 12/1/2011                                  60,886            65,842
Federal National Mortgage Assn.
(1) 5.793%, 11/1/2011                                  52,929            57,958
Federal National Mortgage Assn.
(1) 5.87%, 9/1/2011                                    20,029            21,976
                                                                     -----------
                                                                        145,776
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $167,010)                                                        180,596
--------------------------------------------------------------------------------
CORPORATE BONDS (58.1%)
--------------------------------------------------------------------------------
Asset-Backed Securities (1.2%)
Bank One Issuance Trust
(1) 3.95%, 7/17/2010                                   25,000            25,407
Citibank Credit Card Issuance Trust
(1) 4.10%, 12/7/2006                                   25,000            25,986
Connecticut RRB Special Purpose Trust CL&P
(1) 6.21%, 12/30/2011                                  12,870            14,702
GMAC Capital Auto Receivables Asset Trust
(1) 3.95%, 11/15/2005                                  24,985            24,980
USAA Auto Trust
(1) 2.93%, 7/16/2007                                    8,920             8,919
                                                                     -----------
                                                                         99,994
                                                                     -----------
Finance (19.9%)
Banking (9.5%)
BB&T Corp.
 6.50%, 8/1/2011                                       25,000            28,114
 4.75%, 10/1/2012                                       5,000             5,002
Banc One Corp.
 7.75%, 7/15/2025                                      25,000            29,920
Bank of America Corp.
 7.875%, 5/16/2005                                     25,000            28,235
 4.75%, 10/15/2006                                     15,000            15,878
Bank of New York
 5.20%, 7/1/2007                                       35,000            37,591
Bank One Corp.
 6.50%, 2/1/2006                                       25,000            27,741
 5.50%, 3/26/2007                                       5,000             5,444
Boatmen's Bancshares Inc.
 7.625%, 10/1/2004                                     10,000            11,008
Citigroup Inc.
 5.50%, 8/9/2006                                       10,000            10,703
 5.00%, 3/6/2007                                       22,000            23,193
Citicorp
 7.125%, 9/1/2005                                      15,000            16,656
 6.65%, 12/15/2010                                     25,000            28,022

--------------------------------------------------------------------------------
                                                         Face            Market
                                                       Amount            Value*
Wellesley Income Fund                                   (000)             (000)
--------------------------------------------------------------------------------
CoreStates Capital Corp.
 6.625%, 3/15/2005                                     20,000            21,757
Fifth Third Bancorp.
 6.75%, 7/15/2005                                      25,000            27,399
First Bank N.A.
 7.55%, 6/15/2004                                       8,000             8,701
First Bank System
 7.625%, 5/1/2005                                       7,500             8,375
First Union Corp.
 6.00%, 10/30/2008                                     15,000            15,765
Mellon Bank Corp.
 7.00%, 3/15/2006                                       7,400             8,291
J.P. Morgan & Co., Inc.
 7.625%, 9/15/2004                                      5,000             5,420
 5.75%, 10/15/2008                                     20,000            20,351
 6.25%, 1/15/2009                                      20,000            20,889
NBD Bank N.A.
 6.25%, 8/15/2003                                      20,000            20,671
National City Bank Pennsylvania
 7.25%, 10/21/2011                                     22,000            25,629
National City Corp.
 7.20%, 5/15/2005                                      20,000            22,013
NationsBank Corp.
 7.75%, 8/15/2004                                      20,000            21,872
Regions Financial Corp.
 7.00%, 3/1/2011                                       25,000            28,243
Republic New York Corp.
 5.875%, 10/15/2008                                    15,000            16,026
Royal Bank of Scotland Group PLC
 6.40%, 4/1/2009                                       14,000            15,521
 5.00%, 10/1/2014                                      10,000            10,050
SunTrust Banks, Inc.
 5.05%, 7/1/2007                                       20,000            21,550
 6.375%, 4/1/2011                                      10,000            11,196
U.S. Bank N.A.
 6.375%, 8/1/2011                                      15,000            16,677
U.S. Bancorp.
 5.10%, 7/15/2007                                      17,000            18,217
Wachovia Corp.
 7.45%, 7/15/2005                                      15,715            17,623
 6.605%, 10/1/2025                                     15,000            16,256
Wells Fargo & Co.
 6.625%, 7/15/2004                                     43,000            46,167
 5.125%, 2/15/2007                                      5,020             5,375
 7.55%, 6/21/2010                                      25,000            29,770

Finance Companies (5.8%)
American Express Credit Corp.
 5.50%, 9/12/2006                                      40,000            43,210
American General Finance
 5.75%, 3/15/2007                                      20,000            21,413
Associates Corp. of North America
 6.25%, 11/1/2008                                      25,000            27,345
CIT Group Holdings
 7.375%, 4/2/2007                                      35,000            37,468
 5.75%, 9/25/2007                                      10,000            10,078
John Deere Capital Corp.
 7.00%, 3/15/2012                                      25,000            29,046
General Electric Capital Corp.
 7.25%, 2/1/2005                                       50,000            55,003
 5.00%, 6/15/2007                                      24,000            25,364
 7.375%, 1/19/2010                                     10,000            11,572
 8.125%, 5/15/2012                                     10,000            12,212
General Motors Acceptance Corp.
 6.75%, 1/15/2006                                      10,000            10,270
 7.75%, 1/19/2010                                      15,000            15,455
 8.00%, 11/1/2031                                      25,000            24,409
Household Finance Corp.
 5.75%, 1/30/2007                                      48,000            46,902
International Lease Finance Corp.
 5.125%, 8/1/2004                                      15,000            15,315
 5.75%, 10/15/2006                                     20,000            20,629
SLM Corp.
 5.125%, 8/27/2012                                     10,000            10,300
USA Education Inc.
 5.625%, 4/10/2007                                     37,000            40,419

Insurance (4.0%)
ACE Ltd.
 6.00%, 4/1/2007                                       20,000            21,299
Allstate Corp.
 5.375%, 12/1/2006                                      5,000             5,306
 7.50%, 6/15/2013                                      20,000            23,692
Chubb Corp.
 6.00%, 11/15/2011                                      4,500             4,730
Cincinnati Financial Corp.
 6.90%, 5/15/2028                                      21,750            21,404
Equitable Cos. Inc.
 6.50%, 4/1/2008                                       10,000            10,796
Farmers Exchange Capital
(2) 7.05%, 7/15/2028                                   16,750             8,375
Hartford Life Inc.
 7.375%, 3/1/2031                                      38,000            40,659
Liberty Mutual Insurance Co.
(2) 8.50%, 5/15/2025                                   25,000            22,807
Lincoln National Corp.
 5.25%, 6/15/2007                                      10,000            10,547
MBIA Inc.
 7.00%, 12/15/2025                                     19,500            20,696
Metlife Inc.
 5.25%, 12/1/2006                                      25,000            26,470
Metropolitan Life Insurance Co.
(2) 7.80%, 11/1/2025                                   25,000            27,534

--------------------------------------------------------------------------------
                                                         Face            Market
                                                       Amount            Value*
Wellesley Income Fund                                   (000)             (000)
--------------------------------------------------------------------------------
NAC Re Corp.
 7.15%, 11/15/2005                                      5,350             5,869
Nationwide Life Global Funding
(2) 5.35%, 2/15/2007                                   25,000            26,328
St. Paul Companies, Inc.
 7.875%, 4/15/2005                                     40,000            43,201
Other (0.6%)
National Rural Utilities Corp.
 6.125%, 5/15/2005                                      3,275             3,460
 7.25%, 3/1/2012                                       40,000            44,605
                                                                     -----------
                                                                      1,571,499
                                                                     -----------
Industrial (29.7%)
Basic Industry (3.9%)
ALCOA, Inc.
 6.50%, 6/1/2011                                       65,000            74,012
Dow Chemical Corp.
 5.75%, 12/15/2008                                     50,000            52,757
E.I. du Pont de Nemours & Co.
 6.75%, 10/15/2004                                     25,000            27,245
 6.75%, 9/1/2007                                       25,000            29,138
Eaton Corp.
 5.75%, 7/15/2012                                      10,000            10,803
International Paper Co.
 7.625%, 1/15/2007                                     15,000            17,043
Merck & Co.
 4.125%, 1/18/2005                                     15,000            15,559
 5.25%, 7/1/2006                                       15,000            16,169
PPG Industries, Inc.
 6.875%, 2/15/2012                                     10,200            11,498
Praxair, Inc.
 6.375%, 4/1/2012                                      25,000            27,965
Rohm & Haas Co.
 6.95%, 7/15/2004                                      25,000            27,009

Capital Goods (2.4%)
Boeing Co.
 6.625%, 2/15/2038                                     20,950            20,697
 6.875%, 10/15/2043                                     5,505             5,559
Caterpillar, Inc.
 9.00%, 4/15/2006                                       3,000             3,580
 6.55%, 5/1/2011                                        5,000             5,713
 6.625%, 7/15/2028                                      6,000             6,654
 6.95%, 5/1/2042                                       15,000            17,365
Deere & Co.
 7.85%, 5/15/2010                                       6,000             7,170
Illinois Tool Works, Inc.
 5.75%, 3/1/2009                                       25,000            27,776
Minnesota Mining & Manufacturing Corp.
 4.15%, 6/30/2005                                      10,000            10,469
 6.375%, 2/15/2028                                     25,000            27,519
Tenneco Packaging
 8.125%, 6/15/2017                                     20,000            23,475
United Technologies Corp.
 7.125%, 11/15/2010                                    25,000            29,318
 6.35%, 3/1/2011                                        5,000             5,640

Communications (4.3%)
AirTouch Communications, Inc.
 6.35%, 6/1/2005                                       25,000            26,613
BellSouth Corp.
 6.00%, 10/15/2011                                     20,000            21,432
Chesapeake & Potomac Telephone Co. (VA)
 7.875%, 1/15/2022                                     16,000            17,176
GTE California Inc.
 6.70%, 9/1/2009                                       25,000            26,192
GTE Southwest, Inc.
 6.00%, 1/15/2006                                      10,000            10,524
Michigan Bell Telephone Co.
 7.85%, 1/15/2022                                      25,000            30,357
New Jersey Bell Telephone Co.
 8.00%, 6/1/2022                                       14,585            15,858
New York Telephone Co.
 6.50%, 3/1/2005                                       30,000            31,289
New York Times Co.
 5.35%, 4/16/2007                                      10,000            10,787
 8.25%, 3/15/2025                                      26,000            27,749
Tribune Co.
 6.875%, 11/1/2006                                     20,000            22,486
Viacom Inc.
 6.40%, 1/30/2006                                      35,000            37,951
 5.625%, 8/15/2012                                     10,000            10,478
Washington Post Co.
 5.50%, 2/15/2009                                      50,000            54,023

Consumer Cyclicals (3.4%)
DaimlerChrysler North America Holding Corp.
 7.40%, 1/20/2005                                      25,000            27,058
The Walt Disney Co.
 6.75%, 3/30/2006                                      25,000            26,940
Ford Motor Co.
 7.25%, 10/1/2008                                      17,000            16,591
 8.90%, 1/15/2032                                      35,000            32,946
Ganett Co., Inc.
 6.375%, 4/1/2012                                      25,000            28,476
General Motors Corp.
 6.375%, 5/1/2008                                       5,000             5,140
 9.40%, 7/15/2021                                      20,000            22,516
Lowe's Companies Inc.
 7.50%, 12/15/2005                                     15,960            18,177

--------------------------------------------------------------------------------
                                                         Face            Market
                                                       Amount            Value*
Wellesley Income Fund                                   (000)             (000)
--------------------------------------------------------------------------------
Target Corp.
 5.875%, 3/1/2012                                      20,000            22,261
Wal-Mart Stores, Inc.
 4.375%, 7/12/2007                                      5,000             5,262
 6.875%, 8/10/2009                                     50,000            58,753

Consumer Noncyclicals (11.2%)
Abbott Laboratories
 5.125%, 7/1/2004                                       5,000             5,260
 5.625%, 7/1/2006                                      20,000            21,867
Anheuser-Busch Inc.
 6.00%, 4/15/2011                                      31,125            34,812
 7.50%, 3/15/2012                                       5,000             6,208
Archer-Daniels-Midland Co.
 8.875%, 4/15/2011                                      5,325             6,871
 7.125%, 3/1/2013                                       3,000             3,592
Bestfoods
 6.625%, 4/15/2028                                     25,000            28,222
Bristol-Myers Squibb
 4.75%, 10/1/2006                                      45,000             47,42
CPC International, Inc.
 6.15%, 1/15/2006                                       3,085             3,373
Cardinal Health, Inc.
 4.45%, 6/30/2005                                      20,000            20,942
 6.00%, 1/15/2006                                      10,000            10,922
 6.75%, 2/15/2011                                       2,020             2,318
Coca-Cola Co.
 4.00%, 6/1/2005                                       20,000            20,846
 5.75%, 3/15/2011                                      50,000            55,185
Coca-Cola Enterprises
 5.25%, 5/15/2007                                       5,000             5,418
 5.75%, 11/1/2008                                      25,000            27,666
Colgate-Palmolive Co.
 3.98%, 4/29/2005                                      24,610            25,693
Conagra Foods Inc.
 6.00%, 9/15/2006                                      35,000            38,227
General Mills Inc.
 5.125%, 2/15/2007                                     25,000            26,340
Gillette Co.
(2)3.75%, 12/1/2004                                     8,500             8,778
   5.75%, 10/15/2005                                   35,000            38,175
   4.125%, 8/30/2007                                    5,000             5,213
Hershey Foods Corp.
 6.95%, 3/1/2007                                       13,000            14,972
Johnson & Johnson
 6.73%, 11/15/2023                                     15,000            17,340
Kellogg Co.
 6.00%, 4/1/2006                                       15,000            16,534
 6.60%, 4/1/2011                                       35,000            39,996
Kimberly-Clark Corp.
 6.25%, 7/15/2018                                      25,000            26,893
Kraft Foods Inc.
 4.625%, 11/1/2006                                     10,000            10,548
 5.625%, 11/1/2011                                     50,000            54,096
Eli Lilly & Co.
 5.50%, 7/15/2006                                      25,000            27,255
 6.00%, 3/15/2012                                      10,000            11,181
McDonald's Corp.
 4.15%, 2/15/2005                                       5,000             5,192
 6.00%, 4/15/2011                                      20,000            22,294
 5.75%, 3/1/2012                                       10,000            11,019
Pepsi Bottling Holdings Inc.
(2)5.625%, 2/17/2009                                    4,030             4,403
PepsiCo, Inc.
 4.50%, 9/15/2004                                       9,300             9,704
Pfizer Inc.
 5.625%, 2/1/2006                                      25,000            27,161
Pharmacia Corp.
 5.75%, 12/1/2005                                      13,525            14,776
Procter & Gamble Co.
 4.75%, 6/15/2007                                      20,000            21,404
 4.30%, 8/15/2008                                      13,000            13,463
 6.45%, 1/15/2026                                      25,000            27,660
Procter & Gamble Co. ESOP
 9.36%, 1/1/2021                                       25,000            35,151
Sysco Corp.
 4.75%, 7/30/2005                                      25,000            26,234
Unilever Capital Corp. Global
 6.875%, 11/1/2005                                      5,000             5,617

Energy (3.0%)
Amerada Hess Corp.
 6.65%, 8/15/2011                                      35,000            39,347
Amoco Corp.
 6.50%, 8/1/2007                                        5,000             5,703
BP Capital Markets PLC
 4.625%, 5/27/2005                                     25,000            26,350
Burlington Resources Inc.
 6.50%, 12/1/2011                                      25,000            27,972
ChevronTexaco Capital Co.
 3.50%, 9/17/2007                                      22,000            22,319
Phillips Petroleum Co.
 8.50%, 5/25/2005                                      23,980            27,437
 7.00%, 3/30/2029                                       11,500            12,845
Schlumberger Tech. Corp.
(2) 6.50%, 4/15/2012                                   20,000            22,569
Texaco Capital
 8.625%, 4/1/2032                                      25,000            34,995
USX Corp.
 6.85%, 3/1/2008                                       15,000            17,052

--------------------------------------------------------------------------------
                                                         Face            Market
                                                       Amount            Value*
Wellesley Income Fund                                   (000)             (000)
--------------------------------------------------------------------------------
Technology (0.5%)
International Business Machines Corp.
 4.125%, 6/30/2005                                     10,000            10,223
 7.00%, 10/30/2025                                     25,000            27,719
Transportation (0.7%)
Burlington Northern Santa Fe Corp.
 6.375%, 12/15/2005                                    12,500            13,778
Delta Air Lines EETC (Enhanced Equipment Trust Certificate)
 6.417%, 7/2/2012                                      25,000            26,035
Norfolk Southern Corp.
 6.20%, 4/15/2009                                      15,000            15,860
Other (0.3%)
Eaton Corp.
 6.50%, 6/1/2025                                       10,000            10,903
Hubbell Inc.
 6.625%, 10/1/2005                                     10,000            10,986
                                                                     -----------
                                                                      2,345,504
                                                                     -----------
Utilities (7.3%)

Electric (6.0%)
Alabama Power Co.
 5.49%, 11/1/2005                                       8,250             8,757
American Electric Power
 6.125%, 5/15/2006                                      8,000             8,011
Arizona Public Service Co.
 6.625%, 3/1/2004                                      10,000            10,494
 7.625%, 8/1/2005                                      15,000            16,597
Cinergy Corp.
 6.25%, 9/1/2004                                       25,000            25,230
Commonwealth Edison
(2) 6.15%, 3/15/2012                                   20,000            22,379
Duke Energy Corp.
 6.25%, 1/15/2012                                      30,000            32,283
Exelon Corp.
 6.75%, 5/1/2011                                       25,000            27,554
Firstenergy Corp.
 6.45%, 11/15/2011                                     10,000             9,406
Florida Power Corp.
 6.65%, 7/15/2011                                      25,000            28,043
Georgia Power Co.
 4.875%, 7/15/2007                                     25,000            26,409
Kentucky Utilities Co.
 7.92%, 5/15/2007                                       5,000             5,814
Oklahoma Gas & Electric Co.
 6.50%, 4/15/2028                                      10,000             9,884
Oncor Electric Delivery Co.
(2) 6.375%, 5/1/2012                                   20,000            21,513
PECO Energy
 4.75%, 10/1/2012                                      12,000            12,138
PSI Energy Inc.
 6.65%, 6/15/2006                                      25,000            26,574
PacifiCorp
 6.625%, 6/1/2007                                      10,000            11,209
Pennsylvania Power & Light Co.
 6.50%, 4/1/2005                                       15,000            16,143
SCANA Corp.
 6.875%, 5/15/2011                                     25,000            28,332
 6.25%, 2/1/2012                                       25,000            27,394
Southwestern Public Service Co.
 5.125%, 11/1/2006                                     35,115            31,252
Texas Utilities Electric Co.
6.75%, 7/1/2005                                        10,000            10,795
Union Electric Co.
6.875%, 8/1/2004                                       10,000            10,769
Virginia Electric & Power Co.
5.375%, 2/1/2007                                       30,000            31,830
Wisconsin Power & Light
5.70%, 10/15/2008                                      12,650            13,617
Natural Gas (0.6%)
Duke Energy Field Services
7.50%, 8/16/2005                                        6,885             7,112
Keyspan Corp.
6.15%, 6/1/2006                                        35,000            37,846
Other (0.7%)
Quebec Hydro Electric
6.30%, 5/11/2011                                       50,000            57,458
                                                                     -----------
                                                                        574,843
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $4,268,740)                                                    4,591,840
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.6%)
--------------------------------------------------------------------------------
Asian Development Bank
 4.50%, 9/4/2012                                       40,000            41,442
Province of British Columbia
 5.375%, 10/29/2008                                     9,500            10,466
Province of Manitoba
 6.125%, 1/19/2004                                      7,000             7,374
 4.25%, 11/20/2006                                     25,000            26,383
Province of Ontario
 6.00%, 2/21/2006                                      25,000            27,454
 5.125%, 7/17/2012                                     25,000            26,851
Province of Quebec
 6.125%, 1/22/2011                                     19,500            22,129
Republic of Italy
 5.625%, 6/15/2012                                     40,000            44,417
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $195,784)                                                        206,516
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
                                                       Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (35.7%)
--------------------------------------------------------------------------------
Auto & Transportation (0.6%)
General Motors Corp.                                  891,600            34,683
Ford Motor Co.                                      1,557,336            15,262
                                                                     -----------
                                                                         49,945
                                                                     -----------
Consumer Discretionary (2.0%)
Kimberly-Clark Corp.                                1,338,300            75,801
The Stanley Works                                   1,542,700            50,400
May Department Stores Co.                           1,324,000            30,147
                                                                     -----------
                                                                        156,348
                                                                     -----------
Consumer Staples (1.4%)
Philip Morris Cos., Inc.                              998,500            38,742
H.J. Heinz Co.                                      1,000,800            33,396
Kellogg Co.                                           732,600            24,359
Universal Corp. (VA)                                  400,000            14,028
                                                                     -----------
                                                                        110,525
                                                                     -----------
Financial Services (8.3%)
National City Corp.                                 3,206,600            91,484
XL Capital Ltd. Class A                             1,159,300            85,208
Bank of America Corp.                               1,258,200            80,273
St. Paul Cos., Inc.                                 2,360,700            67,799
Washington Mutual, Inc.                             2,045,300            64,365
Comerica, Inc.                                      1,206,000            58,153
PNC Financial Services Group                        1,064,500            44,890
The Chubb Corp.                                       714,900            39,198
U.S. Bancorp                                        2,080,500            38,655
Marsh & McLennan Cos., Inc.                           865,200            36,027
KeyCorp                                             1,200,000            29,964
Archstone-Smith Trust REIT                            890,100            21,255
                                                                     -----------
                                                                        657,271
                                                                     -----------
Health Care (2.8%)
Merck & Co., Inc.                                   2,175,600            99,447
Abbott Laboratories                                 2,030,000            82,012
Schering-Plough Corp.                               1,850,000            39,442
                                                                     -----------
                                                                        220,901
                                                                     -----------
Integrated Oils (3.9%)
ExxonMobil Corp.                                    4,258,926           135,860
Royal Dutch Petroleum Co. ADR                       1,930,000            77,528
ChevronTexaco Corp.                                 1,003,000            69,458
BP PLC ADR                                            712,708            28,437
                                                                     -----------
                                                                        311,283
                                                                     -----------
Materials & Processing (4.1%)
Weyerhaeuser Co.                                    2,197,000            96,163
E.I. du Pont de Nemours & Co.                       2,261,500            81,572
Eastman Chemical Co.                                1,180,900            45,075
Ashland, Inc.                                       1,365,000            36,568
Dow Chemical Co.                                    1,120,000            30,587
PPG Industries, Inc.                                  596,700            26,672
MeadWestvaco Corp.                                    325,179             6,247
                                                                     -----------
322,884
Producer Durables (1.3%)
Emerson Electric Co.                                1,359,500            59,736
Caterpillar, Inc.                                   1,078,700            40,149
                                                                     -----------
                                                                         99,885
                                                                     -----------
Technology (0.2%)
Rockwell Automation, Inc.                             869,700            14,150
                                                                     -----------
Utilities (10.0%)
SBC Communications Inc.                             5,997,300           120,546
BellSouth Corp.                                     5,189,600            95,281
Exelon Corp.                                        1,887,600            89,661
Verizon Communications                              2,901,400            79,614
DTE Energy Co.                                      1,738,200            70,745
Consolidated Edison Inc.                            1,445,500            58,138
Progress Energy, Inc.                               1,296,700            52,996
Questar Corp.                                       2,266,900            51,776
Duke Energy Corp.                                   1,902,400            37,192
NICOR Inc.                                          1,072,300            30,239
SCANA Corp.                                         1,021,600            26,582
National Fuel Gas Co.                               1,064,200            21,146
FPL Group, Inc.                                       350,500            18,857
Pinnacle West Capital Corp.                           618,800            17,178
Sprint Corp.                                        1,335,000            12,175
Southern Co.                                          355,700            10,237
                                                                     -----------
                                                                        792,363
                                                                     -----------
Other (1.1%)
Shell Transport & Trading Co. ADR                   1,225,800            43,785
3M Co.                                                393,400            43,262
                                                                     -----------
                                                                         87,047
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $3,068,289)                                                    2,822,602
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.8%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
  1.95%, 10/1/2002--Note G                            $97,322            97,322
  1.95%, 10/1/2002                                     44,628            44,628
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $141,950)                                                        141,950
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
 (Cost $7,841,773)                                                    7,943,504
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    171,004
Liabilities--Note G                                                    (214,076)
                                                                     -----------
                                                                        (43,072)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%) $7,900,432
================================================================================
*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the aggregate value of these securities was $164,686,000, representing 2.1% of net assets.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $7,806,543
Undistributed Net
 Investment Income                                                        2,540
Accumulated Net
 Realized Losses--Note E                                                (10,382)
Unrealized Appreciation--Note F                                         101,731
--------------------------------------------------------------------------------
NET ASSETS                                                           $7,900,432
================================================================================
Investor Shares--Net Assets
Applicable to 366,178,509 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $6,985,021
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $19.08
--------------------------------------------------------------------------------
Admiral Shares--Net Assets
Applicable to 19,806,255 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $915,411
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $46.22
================================================================================

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                          Wellesley Income Fund
                                                  Year Ended September 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                             $ 92,235
 Interest                                                               288,830
 Security Lending                                                           290
--------------------------------------------------------------------------------
Total Income                                                            381,355
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                                               3,872
  Performance Adjustment                                                    718
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                       15,387
   Admiral Shares                                                         1,325
  Marketing and Distribution
   Investor Shares                                                          782
   Admiral Shares                                                            73
 Custodian Fees                                                              60
 Auditing Fees                                                               12
 Shareholders' Reports and Proxies
  Investor Shares                                                           200
  Admiral Shares                                                              2
 Trustees' Fees and Expenses                                                  8
--------------------------------------------------------------------------------
 Total Expenses                                                          22,439
 Expenses Paid Indirectly--Note D                                          (657)
--------------------------------------------------------------------------------
 Net Expenses                                                            21,782
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   359,573
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (10,030)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                              (357,882)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $ (8,339)
================================================================================

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                 Wellesley Income Fund
                              --------------------------------------------------
                                        Year                               Year
                                       Ended         Jan. 1 to            Ended
                              Sept. 30, 2002   Sept. 30, 2001*    Dec. 31, 2000
                                       (000)             (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income             $ 359,573         $ 248,951        $ 339,448
 Realized Net Gain (Loss)            (10,030)          260,799          180,887
 Change in Unrealized Appreciation
  (Depreciation)                    (357,882)         (105,010)         405,840
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations           (8,339)          404,740          926,175
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                   (322,875)         (227,895)        (338,646)
  Admiral Shares                     (40,474)          (11,553)              --
 Realized Capital Gain**
  Investor Shares                   (222,303)          (48,744)        (125,570)
  Admiral Shares                     (25,285)               --               --
--------------------------------------------------------------------------------
Total Distributions                 (610,937)         (288,192)        (464,216)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                   1,041,362          (186,101)        (880,534)
 Admiral Shares                      339,952           650,137               --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions              1,381,314           464,036         (880,534)
--------------------------------------------------------------------------------
 Total Increase (Decrease)           762,038           580,584         (418,575)
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period               7,138,394         6,557,810        6,976,385
--------------------------------------------------------------------------------
 End of Period                    $7,900,432        $7,138,394       $6,557,810
================================================================================
*The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Includes short-term gain distributions totaling $32,687,000, $11,374,000, and $6,264,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.
Wellesley Income Fund Investor Shares

--------------------------------------------------------------------------------------------------------------
                                                Year Ended    Jan. 1 to          Year Ended December 31,
For a Share Outstanding                          Sept. 30,    Sept. 30,    -----------------------------------
Throughout Each Period                                2002        2001*      2000      1999      1998    1997
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $20.69       $20.34    $18.85    $22.12    $21.86  $20.51
--------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                .943         .748      1.06     1.120      1.13   1.190
 Net Realized and Unrealized
  Gain (Loss) on Investments                        (.886)         .472      1.89    (2.025)     1.40   2.805
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    .057        1.220      2.95     (.905)     2.53   3.995
--------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                (.955)       (.720)    (1.06)   (1.120)    (1.13) (1.200)
 Distributions from Realized Capital Gains           (.712)       (.150)    (0.40)   (1.245)    (1.14) (1.445)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                               (1.667)       (.870)    (1.46)   (2.365)    (2.27) (2.645)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $19.08       $20.69    $20.34    $18.85    $22.12   $21.86
==============================================================================================================
Total Return                                         0.26%        6.16%    16.17%    -4.14%    11.84%   20.19%
==============================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)               $6,985       $6,493    $6,558    $6,976    $8,498   $7,646
 Ratio of Total Expenses to
  Average Net Assets                                 0.30%      0.33%**     0.31%     0.30%     0.31%    0.31%
 Ratio of Net Investment Income to
  Average Net Assets                                 4.72%      4.88%**     5.39%     5.22%     5.05%    5.47%
 Portfolio Turnover Rate                               43%          24%       28%       20%       32%      36%
==============================================================================================================
*The fund's fiscal year-end  changed from December 31 to September 30, effective September 30, 2001.
**Annualized.

Wellesley Income Fund Admiral Shares
--------------------------------------------------------------------------------
                                                     Year Ended      May 14* to
                                                      Sept. 30,       Sept. 30,
For a Share Outstanding Throughout Each Period             2002          2001**
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $50.14          $50.00
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                    2.318            .932
 Net Realized and Unrealized Gain (Loss) on Investments  (2.164)           .359
--------------------------------------------------------------------------------
  Total from Investment Operations                         .154           1.291
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                    (2.348)         (1.151)
 Distributions from Realized Capital Gains               (1.726)             --
--------------------------------------------------------------------------------
  Total Distributions                                    (4.074)         (1.151)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $46.22          $50.14
================================================================================
Total Return                                              0.29%           2.63%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                      $915            $645
 Ratio of Total Expenses to Average Net Assets            0.23%           0.26%Y
 Ratio of Net Investment Income to Average Net Assets     4.78%           4.88%
 Portfolio Turnover Rate                                    43%             24%
================================================================================
*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
YAnnualized.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities

Index, and the S&P Integrated Telecommunication Services Index. For the year ended September 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $718,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $1,548,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.55% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $638,000 and $19,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended September 30, 2002, the fund purchased $3,896,900,000 of investment securities and sold $1,758,101,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $453,301,000 and $1,402,304,000, respectively.

At September 30, 2002, the fund had available realized losses of $10,031,000 to offset future net capital gains of $6,725,000 through September 30, 2010, and $3,306,000 through September 30, 2011.

F. At September 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $101,731,000, consisting of unrealized gains of $538,200,000 on securities that had risen in value since their purchase and $436,469,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at September 30, 2002, was $130,290,000, for which the fund held cash collateral of $97,322,000 and U.S. government securities with a market value of $35,598,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------------------
                                 Year Ended                     January 1 to                    Year Ended
                             September 30, 2002             September 30, 2001*             December 31, 2000
                           ---------------------         -----------------------          ---------------------
                           Amount         Shares          Amount          Shares          Amount        Shares
                            (000)          (000)           (000)           (000)           (000)         (000)
---------------------------------------------------------------------------------------------------------------
Investor Shares
 Issued                $1,637,049         81,424       $ 880,920          42,780       $ 369,023        19,014
 Issued in Lieu of
  Cash Distributions      473,894         24,180         230,196          11,403         386,475        19,751
 Redeemed              (1,069,581)       (53,204)     (1,297,217)        (62,786)     (1,636,032)      (86,399)
  Net Increase (Decrease)--
   Investor Shares      1,041,362         52,400        (186,101)         (8,603)       (880,534)      (47,634)
Admiral Shares
 Issued                   438,250          8,958         655,043          12,966              --            --
 Issued in Lieu of
  Cash Distributions       52,236          1,100           8,926             182              --            --
 Redeemed                (150,534)        (3,124)        (13,832)           (276)             --            --
  Net Increase (Decrease)--
   Admiral Shares         339,952          6,934         650,137          12,872              --            --
---------------------------------------------------------------------------------------------------------------
*The fund's fiscal year-end  changed from December 31 to September 30, effective
September 30, 2001.

Report of Independent Accountants

To the Shareholders and Trustees of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

October 28, 2002

--------------------------------------------------------------------------------
Special 2002 Tax Information
  (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $214,901,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 23.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investing Is Fast and Easy on Vanguard.com

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it's getting better all the time.

Manage  Your  Investments  With  Ease
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your  holdings with  industry  benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

Plan Your  Investments  With Confidence
Go to our Planning & Advice and Research Funds & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.


Find out what Vanguard.com can do for you. Log on today!

--------------------------------------------------------------------------------
[graphic]
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

24
activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

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trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc.

All other marks are the exclusive property of their respective owners.

[Vanguard Ship Logo]
The Vanguard Group(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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All rights reserved.
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